Strategic and Operational Overview July 27, 2017 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or "anticipate" and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2016. Such risks include - but are not limited to - GM’s ability to sell new vehicles that we finance in the markets we serve; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; our joint venture in China, which we cannot operate solely for our benefit and over which we have limited control; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used cars are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate fluctuation and certain related derivatives exposure; foreign currency exchange rate fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; changes in general economic and business conditions; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures; and risks and uncertainties associated with the consummation of the sale of GM's Opel/Vauxhall businesses, certain other assets in Europe and certain of our European subsidiaries and branches to Peugeot S.A., including satisfaction of closing conditions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, current and prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China.

3 GM Financial Company Overview GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial (GMF) is General Motors’ global captive finance company  Earning assets of $80.5B, with global operations covering ~90% of GM’s worldwide sales − Offering auto finance products to 14,000 dealers worldwide  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value  Unless otherwise noted, current and prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China

4 General Motors Strategic Priorities  GM Financial strategic value − Drive vehicle sales  Offer attractive products and services with efficient delivery − Enhance customer experience and loyalty  Integrate with GM initiatives to enrich the customer experience and increase retention − Support GM customers and dealers  Provide financing support across economic cycles − Contribute to enterprise profitability  Pre-tax income of $1.5-2.0B when full captive penetration levels are achieved on a consistent basis

GM Financial Evolution

Full captive evolution substantially complete; GMF now in captive expansion phase



Canada Lease Acquisition of FinancialLinx
GM Financial Acquisition
U.S. Floorplan Launch
Canada Floorplan Launch
U.S. Prime Loan Launch
U.S. Lease Share Expansion
China Acquisition
Commercial Loan Launch
GM Loan Subvention Exclusivity
2010
2011
2012
2013
2014
2015
2016
NA Lease Launch
Canada Sub-Prime Launch
International Acquisition
Commercial Lease Launch
U.S. Prime Loan Expansion
GM Lease Exclusivity

2017 Captive Expansion

- Increase share of prime loan in the U.S.
- Strategically grow U.S. floorplan
- Expand Customer Relationship Management
- Maintain dominant GM share in Latin America

GM FINANCIAL | 5

6 Strong Operating Results 1. As an annualized percentage of average retail finance receivables 2. As an annualized percentage of average earning assets $679 $763 $585 CY-15 CY-16 H1 2017 Pre-tax Income from Continuing Operations ($M) North America International 2.4% 2.4% 2.0% CY-15 CY-16 H1 2017 Net Charge-offs on Loans1 $34.0 $39.7 $23.9 CY-15 CY-16 H1 2017 Origination Volume ($B) Latin America Retail Leases Latin America Retail Loans North America Retail Leases North America Retail Loans 2.7% 2.1% 1.8% CY-15 CY-16 H1 2017 Operating Expense Ratio2

7 Solid Balance Sheet $47.9 $68.6 $80.5 Dec-15 Dec-16 Jun-17 Ending Earning Assets ($B) Retail Loans Retail Leases Commercial Loans $13.0 $12.2 $17.0 Dec-15 Dec-16 Jun-17 Liquidity ($B) Borrowing capacity Cash  Ending earning assets shifting to predominantly higher credit quality assets driven by growth in North America ‒ North America retail loan portfolio was 32% of ending earning assets at June 30, 2017; finance receivables with FICO scores <620 comprise 41% of the North America retail loan portfolio at June 30, 2017, compared to 55% at June 30, 2016  North America sub-prime loan portfolio (<620 FICO) represented approximately 13% of ending earning assets at June 30, 2017, compared to 18% at June 30, 2016  Liquidity at June 2017 impacted by increased cash and unencumbered assets eligible to be pledged resulting from the issuance of unsecured debt

8 Solid Balance Sheet (cont.)  Tangible net worth is net of accumulated losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $1.1B at June 30, 2017  Leverage increase consistent with earning asset expansion in higher credit quality tiers and remains within the applicable level of the Support Agreement ‒ June 2017 leverage ratio impacted by the partial recognition of the disposal loss associated with the sale of the European Operations 1. Includes Discontinued Operations 2. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014 3. December 31, 2015 and December 31, 2016 ratios as originally reported $6.9 $7.5 $8.0 Dec-15 Dec-16 Jun-17 Tangible Net Worth1 ($B) 8.28x 10.41x 11.48x Dec-15 Dec-16 Jun-17 Leverage Ratio1,2,3

9 1. Measured at each calendar quarter Financial Support from GM  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Five-year agreement that automatically renews annually in September  Requires 100% voting ownership of GMF by GM as long as GMF has unsecured debt securities outstanding  Solidifies GMF’s liquidity position ‒ Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal ‒ Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B  Establishes leverage limits and provides funding support to GMF if needed ‒ Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM:  Additional support evidenced by GM’s $6.4B investment to date in GMF  There is no “step back” provision, once an asset threshold is reached the leverage limit does not revert back if net earning assets subsequently fall below the attained threshold GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At June 30, 2017

10 Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB BBB Stable BBB BBB Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 Stable Standard and Poor’s BBB BBB Stable BBB BBB Stable Committed to Investment Grade  Investment grade status achieved with all agencies and aligned with GM’s ratings − January 2017, Standard and Poor’s and Moody’s upgrade to BBB and Baa3, respectively; outlook stable − June 2017, Fitch upgrade to BBB; outlook stable  Investment grade rating critical for captive strategy execution GM targeting performance consistent with “A” ratings criteria

Funding Platform

Shifting funding mix toward unsecured debt thereby increasing unencumbered assets; strategy to fund locally with flexibility to issue globally to support U.S. growth



$78.5B
Credit Facilities 14%
Securitizations 38%
Senior Notes 48%

At June 30, 2017

- **Credit facilities**
  - Committed credit facilities totaling $25.0B provided by 27 banks
    - Additionally, $2.3B drawn on uncommitted credit facilities
- **Global securitization platforms**
  - Segregated by asset type and geography - current platforms:
    - AMCAR – U.S. sub-prime retail loan
    - GCOLT – Canada lease
    - GMALT – U.S. lease
    - GMCAR – U.S. prime retail loan
    - GFORT – U.S. floorplan
  - Year-to-date issued $6.5B in public secured debt; projected CY 2017 issuances: ~$12-14B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in U.S., Canada and Mexico
  - Will continue to be regular issuer off EMTN shelf to support U.S. funding needs
  - Year-to-date issued $10.0B in unsecured debt; projected CY 2017 issuances: ~$11-13B, 6-8 offerings
- **Unsecured debt 51% of total debt at June 30, 2017**

GM FINANCIAL 11

12 Operating Metrics

GM and GMF Penetration Statistics

(Quarterly)	Jun-17	Mar-17	Jun-16
GMF as a % of GM Retail Sales			
U.S.	42.6%	50.4%	34.3%
Latin America[1]	59.2%	60.5%	53.5%
GMF Wholesale Dealer Penetration			
U.S.	18.2%	16.9%	14.2%
Latin America	95.3%	97.0%	95.4%
GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease)			
U.S.	87.8%	86.9%	87.1%
Latin America	94.7%	94.2%	96.0%

- **In the U.S., GM retail sales penetration increased compared to Q2 2016 driven by GM lease share and down payment assistance promotion driving increased loan volume**
- **In Latin America, GM retail sales penetration increased year-over-year due to strong joint campaign activity with GM**
- **Commercial penetration in the U.S. continues to increase with success of refreshed Dealer Dividends program**

1. GMF penetration of GM retail sales for all periods presented was revised to more closely align with GM's regional definition of retail sales.

GM FINANCIAL 13

14 Retail Loan Originations GMF as % of GM New U.S. <620 GMF as a % of GM New U.S. ≥620 Weighted Avg. FICO Score 36% 10% 659 30% 12% 686 29% 12% 682 45% 33% 703  Q2 2017 GM New origination volume up year-over-year due to down payment assistance promotion driving increased loan volume 48% 23% 698 $0.7 $0.8 $0.9 $0.8 $0.9 $0.6 $0.6 $0.6 $0.7 $0.7 $0.5 $0.6 $0.6 $0.7 $0.6 $1.4 $2.2 $1.8 $3.4 $3.1 $3.2 $4.2 $3.9 $5.6 $5.3 $24.1 $25.4 $26.4 $29.3 $31.1 $19.4 $20.8 $21.8 $24.4 $26.0 Jun-16 Sept-16 Dec-16 Mar-17 Jun-17 NA loans originated on new vehicles by GM dealers ($B) NA loans originated on used vehicles by GM dealers ($B) NA loans originated on vehicles by non-GM dealers ($B) LA loans originated ($B) Total Continuing Operations retail finance receivables portfolio, net of fees ($B) NA retail finance receivables portfolio, net of fees ($B)

15 Retail Loan Credit Performance  June 2017 net charge-off percentage is down compared to June 2016 due to positive impact of credit mix shift to prime  North America recovery rates are expected to be lower for the second half of 2017 due to softer used car prices and normal seasonality North America Recovery Rate 52% 50% 52% 54% 55% 2.2% 2.5% 2.6% 2.3% 1.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 0.0% 1.0% 2.0% 3.0% 4.0% Jun-16 Sept-16 Dec-16 Mar-17 Jun-17 Delin q u enc y Ne t C h a rg e -o ff s Credit Metrics Total Continuing Operations net charge- offs as an annualized % of avg. retail finance receivables Total Continuing Operations 31-60 day delinquency Total Continuing Operations 60+ day delinquency

16 U.S. Retail Loan Origination Mix by Credit Tier  U.S. origination mix continuing to shift to prime credit tiers, comprising 59% of retail loan originations in June 2017 quarter 1. For originations associated with the commercial vehicle program, FICO scores or equivalents are used in determining prime, near- prime and sub-prime classifications Three Months Ended ($M)1 Jun-17 Jun-16 Amount Percent Amount Percent Prime – FICO Score 680 and greater $2,587 59.0% $1,066 42.2% Near prime – FICO Score 620 to 679 626 14.3% 416 16.4% Sub-prime – FICO Score less than 620 1,171 26.7% 1,047 41.4% Total originations $4,384 100.0% $2,529 100.0%

17 $0 $20 $40 $60 $80 $100 $120 $140 $160 Total Quarterly Industry Auto Loan Originations ($B) <620 FICO 620-679 FICO 680+ FICO U.S. Sub-prime Loan Credit Performance Source: Equifax Credit Trends and GMF calculation  Industry growth in auto loan originations driven primarily by prime credit (680+ FICO)  GMF sub-prime portfolio outperforming peers 6.5% 3.5% 0% 2% 4% 6% 8% 10% 12% 14% 16% Monthly Net Credit Losses % of Average Receivables (Annualized) Wells Fargo Sub-Prime Auto Index GMF AMCAR Portfolio

18 0% 1% 2% 3% 4% 5% 6% 7% 8% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 % o f Funded Doll ar s Months Since Funding U.S. Consumer APR Cumulative Vintage Net Charge Off Dollars % Total Portfolio 2010 2011 2012 2013 2014 2015 2016 2017 U.S. Retail Vintage Loan Net Charge-Off Performance  For more recent total vintages, performance benefiting from shift to more prime credit quality originations and loan subvention exclusivity  For vintage originations <620 FICO, since the recession, sub-prime cumulative vintage net charge-offs have been normalizing − 2016 vintage is trending in line with 2015 − Stable underwriting criteria and collateral characteristics across sub-prime vintages 0% 1% 2% 3% 4% 5% 6% 7% 8% 0 3 6 9 12 15 18 21 24 27 0 33 36 39 42 45 48 % o f Funded Doll ar s Months Since Funding U.S. Consumer APR Cumulative Vintage Net Charge Off Dollars % FICO: <620 2010 2011 2012 2013 2014 2015 2016 2017 U.S. Consumer Loan Cumulative Vintage Net Charge Off Dollars % Total Originations U.S. Consumer Loan Cumulative Vintage Net Charge Off Dollars % Originations <620 FICO

19 Lease Portfolio  Origination volume directly corresponds to GM sales attributable to lease  U.S. lease portfolio, at June 30, 2017: − Over 1.4 million contracts with a balance of $37.4B − 95% of lease portfolio had a FICO score at origination greater than 620 − 99% of operating leases were current with respect to payment status $6.1 $5.8 $5.6 $6.0 $6.2 $0.4 $0.3 $0.3 $0.3 $0.5 $6.5 $6.1 $5.9 $6.3 $6.7 $28.3 $31.6 $34.3 $37.1 $39.7 Jun-16 Sept-16 Dec-16 Mar-17 Jun-17 Other Lease Volume* ($B) U.S. Lease Volume ($B) Total Continuing Operations Lease Portfolio ($B) 1. Canada and Latin America 1

20 U.S. Residual Value  GM and GMF jointly support residual values − GM through the management of the retail/fleet strategy, incentive spend, inventory management, Express Drive and Factory Pre-Owned Collection − GMF through its comprehensive end-of-term remarketing process, designed to support GM dealer base while maximizing resale values  GMF Dealer Source, a private-label online wholesale marketplace, provides single-source online access to purchase a wide range of pre- owned GM vehicles, including off-lease, rental vehicles and GM company vehicles  Residual performance on returned vehicles2 ‒ Residual performance remains lower year-over- year, especially for CUVs, but performance in the June 2017 quarter was generally stable to the March 2017 quarter ‒ Expect used car prices to decline ~7% during 2017, with potential further moderation in 2018 primarily due to an increased supply of used vehicles 1. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period 2. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 90% 95% 100% 105% 110% 115% 120% 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 Vo lum e Re sid ua l Rea lizat ion - Ga in/(Lo ss ) Sale Quarter Quarterly U.S. GMF Gross Proceeds vs. ALG Residuals at Origination1 2016Q2 - 2017Q2 Sales (Avg % Per Unit) Car Sales CUV/SUV/Truck Sales Car Avg G(L) CUV/SUV/Truck Avg G(L) Total Avg G(L)

21 Commercial Lending  Experiencing steady growth in number of dealers and receivables outstanding − U.S. dealers totaled 827 at June 30, 2017, a 25% increase year-over-year  At June 30, 2017, floorplan financing represented more than 91% of commercial portfolio $4.8 $5.3 $6.5 $7.0 $8.3 $1.2 $1.3 $1.4 $1.5 $1.4 $6.0 $6.6 $7.9 $8.5 $9.7 1,279 1,305 1,356 1,385 1,459 Jun-16 Sept-16 Dec-16 Mar-17 Jun-17 Latin America Commercial Finance Receivables Outstanding ($B) North America Commercial Finance Receivables Outstanding ($B) Number of Dealers for Continuing Operations

22 SAIC-GMAC – China Joint Venture  GMF owns a 35% equity stake in SAIC-GMAC joint venture − Joint venture began operations in 2004 − Ownership stake gives GMF a presence in the largest auto market − Results reflected in financial statements under equity method  China market: − GM’s market share for Q2 2017 was 13.9%; industry forecasted to grow in the low single digits in 2017 − Car purchases are primarily for cash in China; financing penetration relatively low compared to other regions − Relative to the U.S., auto loans typically have higher down payments, lower LTVs and lower charge-offs 1. SAIC General Motors Corporation Limited 2. Includes off-balance sheet contracts originated for third parties 20.2% 29.3% 31.6% CY-15 CY-16 H1 2017 China JV as a % of SGM1 Retail Sales2 $5.9 $8.3 $3.9 CY-15 CY-16 H1 2017 Retail Origination Volume2 ($B)

23 SAIC-GMAC – China Joint Venture 1. Commercial finance receivables are not netted with dealer deposits, in comparison to GMF U.S. GAAP presentation 2. As an annualized percentage of average retail finance receivables  Favorable results driven by: 1. Portfolio growth 2. Increasing penetration of SGM retail sales 3. Favorable credit dynamics $6.9 $8.5 $8.5 $3.3 $2.6 $3.5 $10.2 $11.1 $12.0 Dec-15 Dec-16 Jun-17 Ending Earning Assets1 ($B) Retail Loans Commercial Loans 0.6% 0.3% 0.1% CY-15 CY-16 H1 2017 Net Charge-offs on Loans2 $116 $151 $88 CY-15 CY-16 H1 2017 Equity Income ($M)

24 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in the U.S.; continuing captive penetration levels outside the U.S.  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering ~90% of GM’s worldwide sales − Additional product offerings and enhancements − Growing finance penetration in China provides opportunity for increased profitability  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established ABS and unsecured debt issuance programs − Along with GM, committed to running the business consistent with “A” ratings criteria  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $17.0B at June 30, 2017 − Earned $585M in pre-tax income from continuing operations in H1 2017; expect full-year earnings to exceed full-year 2016 earnings from continuing operations of $763M  Second half earnings will be down from first half due to: (1) lower year-over-year and seasonally weaker used car pricing; (2) higher lease returns; and (3) re-timing of infrastructure spend  Experienced and seasoned management team operating across business and economic cycles

For more information, visit gmfinancial.com